                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of the 31st day of May 1996, by and between Iterated Systems, Inc., a Georgia corporation (the "Company"), and Mosvold Farsund Invest A.S. (the "Lender").

                                    PREAMBLE

     The Company and the Lender are entering into this Agreement for the purpose of establishing a one-year revolving credit facility which may be converted into a three-year term loan. This Agreement establishes the conditions upon which the Company may access the facility, the conditions under which the Lender may convert any outstanding borrowings into an investment in common stock of the Company, certain compensation to the Lender for establishing the credit facility and other relevant provisions.

     NOW, THEREFORE, in consideration of the premises hereof, the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  Revolving Credit Facility.  The Lender hereby agrees to loan to the
         -------------------------
Company up to $6,000,000, in one or more advances, pursuant to the terms and conditions of a Revolving Credit Promissory Note in the form attached hereto as Exhibit A (the "Revolving Note"). Advances under the Revolving Note shall be
---------
made by the Lender upon thirty days prior notice from the Company and in increments of $3,000,000 or whole multiples thereof, or such lesser amount as is then available for advancement under the Revolving Note. The Company shall give the Lender five days notice of any payment of outstanding principal under the Revolving Note (each, a "Revolving Payment Notice"). Principal amounts repaid under the Revolving Note shall be available for readvancement to the Company thereunder.

     2.  Term Loan.  The Lender hereby agrees to loan to the Company, upon
         ---------
expiration of the revolving credit facility pursuant to paragraph 1 above and at the election of the Company, an amount equal to the outstanding principal balance thereunder pursuant to the terms and conditions of a Term Promissory
Note in the form attached hereto as Exhibit B (the "Term Note").  The Company
                                    ---------
shall give the Lender five days notice of any payment of outstanding principal under the Term Note other than a scheduled principal payment prescribed by the Term Note (each, a "Term Payment Notice"). The Term Note shall be secured by collateral to be determined by good faith negotiation between the Company and the Lender at the time of advancement under the Term Note, provided that if the parties have not agreed upon the collateral for the Term Note within sixty days after the effective date of the election by the Company to borrow pursuant to the Term Note, such failure shall be deemed to be a default which may, upon the notice and subject to the terms of paragraph 10 hereof, become a Default.

     3.  Conversion Rights.
         -----------------

         (a) Upon receipt of a Revolving Payment Notice, the Lender may, within five days, elect to convert the amount of principal being repaid pursuant to such notice into shares of the common stock, $.01 par value (the "Common Stock"), of the Company at a price of $1,000 per share (the "Revolving Conversion Price"), as it may be adjusted from time to time pursuant to paragraph 5 hereof.

         (b) At the end of any calendar quarter during the term of the Term Note, including any calendar quarter end as to which a Term Payment Notice has been given, the Lender may by notice given on or before the last day of such calendar quarter elect to convert the entire outstanding principal balance of the Term Note, prior to the application of any payments of principal on the date of such quarter end, into shares of the Common Stock at a price of $900 per share (the "Term Conversion Price"), as it may be adjusted from time to time pursuant to paragraph 5 hereof.

     4.  Warrant.  As partial consideration for the Lender's commitments
         -------
hereunder, the Company will issue to the Lender a Warrant to purchase 1,000 shares of the Common Stock at a price of $1,000 per share in the form attached hereto as Exhibit C (the "Warrant").
          ---------

     5.  Adjustments for Stock Splits, Reclassifications, and Certain Issuances.
         ----------------------------------------------------------------------

         (a) If the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or a successor by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination, exchange of shares, or stock split, or if a stock dividend or other distribution of securities or property (other than cash) shall be made with respect to the outstanding shares of the Common Stock (hereinafter, a "Capitalization Event"), then the Revolving Conversion Price, the Term Conversion Price, the kind of shares or other securities issuable upon exercise of the conversion rights set forth in paragraph 3 and the Warrant, and the exercise price of the Warrant shall be proportionately adjusted so that the number and kind of shares or other securities to be received under such conversion rights and Warrant after such Capitalization Event are the same as that which would have been held following the Capitalization Event had a similar right of conversion or Warrant been exercised immediately prior to the Capitalization Event.

         (b) If during the term of the Revolving Note or the Term Note the Company shall issue or sell to any person any shares of the Common Stock for a consideration per share less than the Revolving Conversion Price or Term Conversion Price, respectively, then in effect, including the issuance of any equity security which is convertible into shares of the Common Stock for a consideration per share less than the Revolving Conversion Price or Term Conversion Price, respectively, then in effect, the Revolving Conversion Price and/or the Term Conversion Price, as applicable, shall be adjusted to equal the consideration per share of the Common Stock in such transaction. All calculations of the consideration per share of the Common Stock shall be in cash, with the value of any non-cash property to be delivered determined by the Board of Directors.

         (c) Notwithstanding the provisions of subparagraphs (a) and (b) above, no fractional shares of the Common Stock shall be issued upon the exercise of the Warrant or the conversions provided by paragraph 3, and the Company shall pay the Lender cash equal to the fair market value of such fractional shares in lieu of their issuance.

     6. Mandatory Credit Facility Draws. If during the term of the Revolving
        -------------------------------
Note the Company shall issue equity securities to one or more persons who are not existing shareholders of the Company for an aggregate consideration which exceeds the greater of $2,000,000 or the amount of principle then outstanding under the Revolving Note, then the Company shall request, five days after written demand therefor by the Lender, an advance under the Revolving Note (subject to the $6,000,000 aggregate limit thereunder, but not subject to the $3,000,000 minimum advance requirement, which shall not apply for these purposes) in an amount such that the aggregate principle outstanding under the Revolving Note after such advance is equal to the aggregate consideration received for such equity securities, and the Lender shall make such advance within thirty days of such request.

     7. Initial Public Offering. Within thirty days following the closing of the
        -----------------------
Company's initial public offering (if any) during the term of the Revolving Note or the Term Note, the Company shall repay all outstanding indebtedness under the Revolving Note or the Term Note, as applicable. The Company shall be deemed to have given the appropriate Revolving Payment Notice or Term Payment Notice, as applicable, with respect to any such repayment. The Lender shall be entitled to exercise its conversion rights pursuant to paragraph 3 hereof with respect to the principal portion of such repayment; provided, however, that if requested by
                                         --------  -------
the Company or the underwriters of such initial public offering, the Lender shall at least ninety days prior to the closing of such initial public offering (or such shorter period of time as the Company may agree) provide a written election either to exercise or to waive such conversion right so that the Company may disclose whether such conversion right will be exercised or waived in the preliminary prospectus used in the offering.

     8. Commitment Fee. The Company shall pay the Lender at the end of each
        --------------
calendar quarter (beginning June 30, 1996) during the term of the Revolving Note a fee equal to the product of (a) the average daily balance during such calendar quarter of the unused portion of the $6,000,000 credit commitment provided in paragraph 1, (b) 0.75% (75 basis points), and (c) the number of days in the calendar quarter divided by 365.

     9. Representations, Warranties and Covenants.
        -----------------------------------------

         (a) By the Company. The Company is a corporation duly organized and
             --------------
existing under the laws of the state of Georgia and has the corporate power and authority to carry on its business as and where now conducted. The Company has the corporate power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company. The authorized capital stock of the Company consists of 1,000,000 shares of the Common Stock, of which 105099 shares are issued and outstanding. All of the issued and outstanding shares of the Common Stock are duly and validly issued and are fully paid and nonassessable. The Company shall not incur any indebtedness in excess of $500,000 other than the indebtedness to the Lender hereunder, indebtedness in existence on the date hereof (or any renewals, refinancings or extensions thereof), and indebtedness all or a portion of the proceeds of which are used to repay the entire outstanding balance under the Revolving Note or the Term Note (whichever shall then be outstanding). The Company shall not grant any registration rights with respect to shares of its Common Stock to any person unless it also grants similar registration rights to the Lender.

         (b) By the Lender. The Lender is a corporation duly organized and
             -------------
existing under the laws of the country of Norway and has the corporate and legal power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Lender. The Lender has not authorized any person to act as broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement. The Lender acknowledges that the Warrant and the shares of the Common Stock issuable thereunder and pursuant to the conversion rights set forth in paragraph 3 hereof have not been registered under any state (or other) securities laws or under the Securities Act of 1933, as amended (the "Federal Act"), in reliance, in the case of the Federal Act, on exemptions contained in Regulation S promulgated thereunder, and agrees that it will not (i) transfer the Warrant or any of such shares, or any interest therein, except pursuant to an effective registration statement under the applicable state and other securities laws and the Federal Act or in a transaction which is exempt under such applicable state and other securities laws and the Federal Act, or (ii) make any transfer which will cause the issuance of the Warrant or any of such shares by the Company to be unlawful or violative of any statute or regulation. The Lender warrants and represents that it is not a citizen or resident of, or entity organized or chartered under the laws of, the United States or any of its territories, possessions or political subdivisions, nor does it have any offices in the United States, directors, shareholders, officers, or employees residing in the United States or any of its territories, possessions or political subdivisions, or who are citizens of the United States or any of its territories, possessions or political subdivisions. The Lender acknowledges that its execution of this Agreement has taken place outside the United States and it is not acquiring any securities hereunder for the account or benefit of: (i) any natural person resident in the United States;
(ii) any partnership or corporation organized or incorporated under the laws of the United States, its territories or possessions or any state or the District of Columbia; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U. S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a "dealer" (as defined in the Federal Act) or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a "dealer" (as defined in the Federal
Act) or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or (viii) any partnership or corporation organized or incorporated under the laws of any foreign jurisdiction by a U. S. Person principally for the purpose of investing in securities not registered under the

Federal Act unless it is organized or incorporated, and owned, by Accredited Investors (as defined in Rule 501(a) under the Federal Act) who are not natural persons, estates or trusts (any of (i) through (viii) above are defined herein as a "U.S. Person"). In addition to the restrictions on transfer set forth herein, the Lender also agrees that it will not transfer any of such securities into the United States or to a U. S. person (as defined in Regulation S) for a period of one year after the date of their issuance to Lender. The Lender warrants and represents that any shares of the Common Stock that it acquires will be acquired solely for its own account, to hold for investment, with no present intention of dividing its participation with others or reselling or otherwise participating, directly or indirectly, in a distribution of such shares.

     10. Default; Remedies.  A "Default" shall exist if any of the following
         -----------------
occurs and is not remedied (i) in the case of events described in clause (a) below, within 15 days after notice from the Lender to the Company thereof, and
(ii) in the case of events described in clauses (b) through (h) below or elsewhere in this Agreement, within 30 days after notice from the Lender to the Company thereof: (a) failure of the Company punctually to make any payment of any amount payable under the Revolving Note or the Term Note, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, or otherwise; (b) any statement, representation, or warranty of the Company made in this Agreement or the Warrant shall be false or misleading in any material respect as of the date made; (c) failure of the Company punctually and fully to comply with any of its covenants in this Agreement or the Warrant; (e) if the Company becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors; or if any action is brought by the Company seeking dissolution of the Company or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Company commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Company for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Company seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; (g) the Company is in default on indebtedness to another person, the amount of such indebtedness exceeds $250,000 and the acceleration of the maturity of such indebtedness would have a material adverse effect upon the Company; or (h) more than 80% of the outstanding shares of Common Stock of the Company shall no longer be held by shareholders of the Company on the date of this Agreement or a sale of all or substantially all of the assets of the Company unless waived in writing by the Lender. Upon the occurrence of a Default, the Lender shall be entitled to declare any of the amounts owed by the Company under the Revolving Note or the Term Note due and payable, whereupon they immediately will become due and payable without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Company) and to exercise any and all rights and remedies available to it with respect to the collateral for the Term Note as shall be provided in the security agreement or other document establishing the Lender's rights in such collateral, at law, in equity or otherwise until all indebtedness of the Company to Lender secured by such collateral is repaid.

     11. Miscellaneous.  All notices or other communications which are
         -------------
required or permitted hereunder shall be in writing and sufficient if delivered
(i) personally, (ii) by registered or certified mail, postage prepaid or (iii) by a recognized courier service to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered or transmitted:

  The Company:                   Iterated Systems, Inc.
                                 Seven Piedmont Center, Suite 600
                                 3525 Piedmont Road
                                 Atlanta, Georgia  30305
                                 Attention:  President

  With copy
  to counsel:                    Morris Manning & Martin, L.L.P.
                                 1600 Atlanta Financial Center
                                 3343 Peachtree Road, N.E.
                                 Atlanta, Georgia  30326
                                 Attention:  John C. Yates, Esq.

  The Lender:                    Mosvold Farsund Invest A.S.
                                 P.O. Box 113
                                 4551 Farsund, Norway
                                 Attention:  Geir Larsen,
                                             Chief Executive Officer

Each party shall bear the expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement; provided, however, that
                                                      --------  -------
the Company shall reimburse the Lender for up to $10,000 of its legal and related expenses incurred in connection therewith, and the Company shall be liable for any reasonable attorneys fees actually incurred by the Lender in enforcing this Agreement, the Revolving Note, the Term Note or the Warrant upon a default by the Company of its obligations thereunder. This Agreement, together with the Revolving Note, the Term Note and the Warrant, contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersede all prior arrangements or understandings with respect thereto, written or oral. This Agreement shall inure to the benefit of and be binding upon the Company's and the Lender's successors and any permitted assignee of this Agreement, the Revolving Note, the Term Note or the Warrant. This Agreement, the Revolving Note, the Term Note and the Warrant shall not be assigned by the Lender without the prior written consent of the Company; provided, however, that the Lender may sell participations in the Revolving
--------  -------
Note, the Term Note and the Warrant to not more than four other persons (including indirect participants), each of whom must be an existing shareholder of the Company provided that no such participation shall relieve the Lender of its obligations under this Agreement, including without limitation its obligations under paragraphs 1 and 2 hereof, and provided further, that the
                                                 -------- -------
Lender may assign this Agreement, the Revolving Note, the Term Note or the Warrant to an Affiliate of Mosvold Farsund Invest A.S. without the prior written consent of the Company subject to the condition that Mosvold Farsund Invest A.S. remain liable for the performance of all of the obligations of the Lender and its assigns thereunder. For purposes of the foregoing sentence, "Affiliate" shall have the meaning given such term in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia except to the extent United

States federal law shall be applicable. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, sealed and delivered by their duly authorized officers as of the date first written above.

                                     ITERATED SYSTEMS, INC.
Attest:

/s/ Neal W. McEwen                   By:  /s/ John R. Festa
------------------                      --------------------------------------
Neal W. McEwen                          John R. Festa
Secretary                               President and Chief Executive Officer

  [CORPORATE SEAL]


                                     MOSVOLD FARSUND INVEST A.S.


                                     By:  /s/ Geir B. Larsen
                                          -------------------------------------
                                     Name:  Geir B. Larsen
                                     Title: President

                       REVOLVING CREDIT PROMISSORY NOTE

$6,000,000                                                        MAY 31, 1996


  FOR VALUE RECEIVED, the undersigned, Iterated Systems, Inc., a Georgia corporation (the "Borrower"), promises to pay to Mosvold Farsund Invest A.S. (the "Lender"), at P.O. Box 113, 4551 Farsund, Norway (or at such other place as the Lender may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of Six Million Dollars ($6,000,000), or such lesser amount as shall be advanced hereunder, plus interest as hereinafter provided.

  This Note is the Revolving Credit Promissory Note made and given as described in that certain Loan Agreement dated as of May 31, 1996, between the Borrower and the Lender (the "Loan Agreement"). In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. This Note may be assigned only as provided in the Loan Agreement.

  The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the rate of interest published as the "Prime Rate" as of the last business day of the full calendar month preceding such day by NationsBank N.A. (South), or any successor institution, plus 100 basis points (1%). Interest shall accrue on any amount past due hereunder at a rate equal to two percent (2%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

  Interest under this Note shall be due and payable monthly in arrears on the last day of each calendar month, commencing June 30, 1996, and continuing to be due on the last day of each calendar month thereafter until this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Lender.

  The entire outstanding principal balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable on May 31, 1997; provided, however, that the Borrower shall be entitled to convert
              --------  -------
the entire outstanding principal balance evidenced by this Note into a term loan as provided in the Loan Agreement. Subject to the Lender's rights of conversion pursuant to the Loan Agreement, the Borrower may repay all or any part of the outstanding principal balance hereunder at any time and from time to time, and shall be obligated to prepay all of the outstanding principal balance hereunder upon the events and in the manner specified in the Loan Agreement.

  In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

  The Borrower hereby waives presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

  Time is of the essence of this Note.

  This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

  IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                                  ITERATED SYSTEMS, INC.


                                  By:  /s/ John R. Festa
                                       -------------------------------------
                                       John R. Festa
                                       President and Chief Executive Officer


                                  Attest:  /s/ Neal W. McEwen
                                           ----------------------------------
                                           Neal W. McEwen
                                           Secretary


                                                [CORPORATE SEAL]

                 SCHEDULE TO REVOLVING CREDIT PROMISSORY NOTE

              Amount of          Amount of
              Principal          Principal         Unpaid Principal              Name of Person
 Date          Advance            Prepaid              Balance                  Making Notation
-------------------------------------------------------------------------------------------------------
     /    /   $                                     $
-------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

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

                       FIRST AMENDMENT TO LOAN AGREEMENT

     This FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment'') is made and entered into this 30th day of June, 1997, by and between Iterated Systems, Inc., a Georgia corporation (the "Company"), and Mosvold Farsund Invest A.S. (the "Lender").


                                R E C I T A L S

     A. The Company and the Lender are parties to that certain Loan Agreement, dated May 31, 1996 (the "Loan Agreement").

     B. The Company and the Lender desire to amend certain terms of the Loan Agreement.


                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises hereof, the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Paragraph 9(a) of the Loan Agreement is hereby superseded and replaced in its entirety by the following:


     (a) By the Company.  The Company is a corporation duly organized and
         --------------
existing under the laws of the state of Georgia and has the corporate power and authority to carry on its business as and where now conducted. The Company has the corporate power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company. The authorized capital stock of the Company consists of 1,000,000 shares of the Common Stock, of which 107,174 shares are issued and outstanding. All of the issued and outstanding shares of the Common Stock are duly and validly issued and are fully paid and nonassessable. The Company shall not incur any indebtedness other than the indebtedness to the Lender hereunder, indebtedness in existence on the date hereof (or any renewals, refinancings or extensions thereof), accounts payable and similar indebtedness incurred and liquidated in the normal course of business, and indebtedness all or a portion of the proceeds of which are used to repay the entire outstanding balance under the Revolving Note or the Term Note (whichever shall then be outstanding). The Company shall not grant any registration rights with respect to shares of its Common Stock to any person unless it also grants similar registration rights to the Lender. Without the prior written consent of the Lender, the Company shall not create, or permit the creation of, any pledge, lien or other encumbrance upon any of its assets that are material to the operations of its business other than (i) liens imposed by law, (ii) liens that secure purchase money indebtedness and that do not encumber any property other than the property acquired with the proceeds of such indebtedness, and (iii) liens securing the payment of taxes not yet due and payable or being contested in good faith by appropriate proceedings.

     3.  Exhibit A to the Loan Agreement is hereby superseded and replaced in
         ---------
its entirety by Exhibit A attached hereto. Contemporaneous with the execution of this First Amendment, the Company shall execute and deliver to the Lender an Amended and Restated Revolving Credit Promissory Note in the form of Exhibit A,
                                                                     ---------
and the Lender shall deliver to the Company the Original Revolving Credit Promissory Note (as defined below) marked "canceled." The "Original Revolving Credit Promissory Note" refers to the Revolving Credit Promissory Note, dated May 31, 1996, executed and delivered by the Company in connection with the execution of the Loan Agreement.


     4.  Exhibit B to the Loan Agreement is hereby superseded and replaced in
         ---------
its entirety by Exhibit B attached hereto.
                ---------

     5. All terms, covenants and conditions of the Loan Agreement not expressly amended by this First Amendment shall be and remain unchanged and in full force and effect. Capitalized terms utilized in this First Amendment and not defined herein shall have the meanings attributed to them in the Loan Agreement.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, sealed and delivered by their duly authorized officers as of the date first written above.

                                     ITERATED SYSTEMS, INC.
Attest:

/s/ Troy Goers                       By:  /s/ John R. Festa
    ----------------------                --------------------------
                                          John R. Festa
                                          President and Chief Executive Officer

  [CORPORATE SEAL]


                                     MOSVOLD FARSUND INVEST A.S.


                                     By:  /s/ Geir B. Larsen
                                          ---------------------------
                                          Name:  Geir B. Larsen
                                          Title: President

                                                                       EXHIBIT A
                                                               TO LOAN AGREEMENT

             AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

$6,000,000                                                         JUNE 30, 1997


  FOR VALUE RECEIVED, the undersigned, Iterated Systems, Inc., a Georgia corporation (the "Borrower"), promises to pay to Mosvold Farsund Invest A.S. (the "Lender"), at P.O. Box 113, 4551 Farsund, Norway (or at such other place as the Lender may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of Six Million Dollars ($6,000,000), or such lesser amount as shall be advanced hereunder, plus interest as hereinafter provided.

  This Note amends and restates in its entirety the Revolving Credit Promissory Note made and given as described in that certain Loan Agreement dated as of May 31, 1996, between the Borrower and the Lender (the "Original Loan Agreement"). This Note is made and given pursuant to the terms of that certain First Amendment to Loan Agreement, dated June 30, 1997 (the "First Amendment"). The Original Loan Agreement as amended by the First Amendment is referred to herein as the "Loan Agreement." In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. This Note may be assigned only as provided in the Loan Agreement.

  The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the rate of interest published as the "Prime Rate" as of the last business day of the full calendar month preceding such day by NationsBank N.A. (South), or any successor institution, plus 100 basis points (1%). Interest shall accrue on any amount past due hereunder at a rate equal to two percent (2%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

  Interest under this Note shall be due and payable monthly in arrears on the last day of each calendar month, commencing June 30, 1996, and continuing to be due on the last day of each calendar month thereafter until this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Lender.

  The entire outstanding principal balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable on June 30, 1998; provided, however, that the Borrower shall be entitled to convert
               --------  -------
the entire outstanding principal balance evidenced by this Note into a term loan as provided in the Loan Agreement. Subject to the Lender's rights of conversion pursuant to the Loan Agreement, the Borrower may repay all or any part of the outstanding principal balance hereunder at any time and from time to time, and shall be obligated to prepay all of the outstanding principal balance hereunder upon the events and in the manner specified in the Loan Agreement.

  In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

  The Borrower hereby waives presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

  Time is of the essence of this Note.

  This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

  IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                                   ITERATED SYSTEMS, INC.


                                   By:  /s/ John R. Festa
                                        -------------------------------
                                        John R. Festa
                                        President and Chief Executive Officer


                                   Attest:  /s/ Troy Goers
                                            ---------------------------


                                             [CORPORATE SEAL]

                 SCHEDULE TO REVOLVING CREDIT PROMISSORY NOTE

                  Amount of          Amount of
                 Principal           Principal   Unpaid Principal    Name of Person
 Date             Advance             Prepaid         Balance        Making Notation
---------------------------------------------------------------------------------------
6/9/97          $3,000,000                          $3,000,000
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                               TO LOAN AGREEMENT

                              TERM PROMISSORY NOTE

  ____________$                                              ___________, 199__


  FOR VALUE RECEIVED, the undersigned, Iterated Systems, Inc., a Georgia corporation (the "Borrower"), promises to pay to Mosvold Farsund Invest A.S. (the "Lender"), at P.O. Box 113, 4551 Farsund, Norway (or at such other place as the Lender may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of _____________________________ ______________________________________________ ($___________), plus interest as hereinafter provided.

  This Note is the Term Promissory Note made and given as described in that certain Loan Agreement dated as of May 31, 1996, between the Borrower and the Lender, as amended by that certain First Amendment to Loan Agreement, dated June ___, 1997 (the "Loan Agreement"). In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. This Note may be assigned only as provided in the Loan Agreement.

  The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the rate of interest published as the "Prime Rate" as of the last business day of the full calendar month preceding such day by NationsBank N.A. (South), or any successor institution, plus 250 basis points (2.5%). Interest shall accrue on any amount past due hereunder at a rate equal to two percent (2%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

  Interest under this Note shall be due and payable quarterly in arrears on the last day of each calendar quarter, commencing June 30, 1998, and continuing to be due on the last day of each calendar quarter thereafter until this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Lender.

  Commencing September 30, 1998, and continuing on each March 31, June 30, September 30, December 31 thereafter, the indebtedness evidenced by this Note shall be due and payable in 15 consecutive quarterly installments of principal, each in the amount of 1/16th of the principal balance outstanding hereunder on June 29, 1998, plus all accrued and unpaid interest as hereinabove provided.
The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a 16th and final installment on June 30, 2002. Subject to the Lender's rights of conversion pursuant to the Loan Agreement, the Borrower may prepay all or any part of the outstanding principal balance hereunder at the end of any calendar quarter, and shall be obligated to prepay all of the outstanding principal balance hereunder upon the events and in the manner specified in the Loan Agreement. The Lender shall be obligated to convert the entire outstanding principal balance hereunder into common stock of the Borrower upon the events and in the manner specified in the Loan Agreement.

  In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

  The Borrower hereby waives presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

  Time is of the essence of this Note.

  This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

  IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                               ITERATED SYSTEMS, INC.


                               By:
                                  -------------------------------------
                               John R. Festa
                               President and Chief Executive Officer


                               Attest:
                                      ---------------------------------



                                 [CORPORATE SEAL]

     This ALLONGE is made the 1st day of May, 1997, to modify that certain Revolving Credit Promissory Note, dated May 31, 1996, in the original principal amount of Six Million Dollars ($6,000,000) or such lesser amount as shall be advanced thereunder (the "Note"), executed by Iterated Systems, Inc., a Georgia corporation ("Maker") and payable to the order of Mosvold Farsund Invest A.S. (the "Lender").

     The Note is hereby modified to reflect that the entire outstanding principal balance of the indebtedness evidenced by the Note, together with all accrued and unpaid interest, shall be due and payable on July 1, 1997.


                              MAKER:

                              ITERATED SYSTEMS, INC.


                              By:  /s/ John R. Festa
                                   -----------------
                                   John R. Festa,  President and Chief
                                   Executive Officer

                              LENDER:

                              MOSVOLD FARSUND INVEST A.S.


                              By:  /s/ (Illegible)
                                   ---------------